SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 15, 2000




                              SKIBO FINANCIAL CORP.
  ---------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                 000-25009                25-1820465
 ---------------------------       --------------          -----------------
(State or other jurisdiction          (File No.)             (IRS Employer
     of incorporation)                                      Identification
                                                               Number)


242 East Main Street, Carnegie, Pennsylvania                     15106
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  (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (412) 276-2424




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                              SKIBO FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         The Registrant announced that it had adopted approvals necessary to implement a stock repurchase plan to purchase up to 10% of its outstanding Common Stock held by persons other than Skibo Bancshares, M.H.C. The Registrant will purchase up to 139,702 shares of its Common Stock. The Repurchase plan is subject to Office of Thrift Supervision approval. An application requesting permission was filed on February 22, 2000. For further details, reference is made to the Press Release dated February 15, 2000, which is attached hereto as
Exhibit 99 and incorporated herein by this reference.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits.

                  99      Press Release dated February 15, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    SKIBO FINANCIAL CORP.



Date: February 23, 2000             By:/s/ Walter G. Kelly
                                       -----------------------------------
                                       Walter G. Kelly
                                       President